                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 of our report dated July 30, 2003, except for Note 9 as to which the date is September , 2003, relating to the financial statements of Genitope Corporation, which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Jose, California

September 10, 2003